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SECURITY LIFE
  ING   GROUP

February 29, 1996


Dear Policyholder:

I am pleased to send you the annual reports for four of the investment advisers who support your variable policy and whose fiscal reporting period ended December 31, 1995. The four investment advisers are Fidelity Investments, Fred Alger Management, INVESCO Funds Group, and Neuberger & Berman Management Incorporated. The annual report for Van Eck Associates will be sent to you June 30, after the close of Van Eck's fiscal reporting period.

As we begin a new year at Security Life, it is gratifying to look back at a successful 1995 and look forward to the progress we anticipate in 1996. Last year proved to be one of the best in our history. A record increase in business reflected our continued reputation for integrity and quality.

As Security Life moves into 1996, we are developing a comprehensive strategic plan to identify those business decisions that will help us ensure continued quality, value and serice to all our customers. We are consolidating exisiting business systems to maximize efficiency and adding new technology to enhance customer service. In addition, we have instituted a new market-conduct area to ensure that the highest standards are maintained in all of our relationships. We also plan to introduce two new variable products this year -- a new annuity and a product for the business market.

Part of Security Life's strength comes from being a member of a financially strong international organization, the ING Group. Our parent organization is refining its managemnet structure in North America to increase efficiency and maximize the use of our shared resources. We believe this new structure will allow us to enhance performance at all levels and move us toward our goal of becoming the premier financial-services organization in the United States.

As 1996 unfolds, we look forward to continuing to serve your insurance needs and to maintaining the financial strength that you expect from your life insurance carrier.

Sincerely,

/s/: Stephen M. Christopher

Stephen M. Christopher
President

    [LETTERHEAD OF SECURITY LIFE OF DENVER INSURANCE COMPANY APPEARS HERE]